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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          December 1, 2004
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                              BULOVA CORPORATION
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             (Exact name of registrant as specified in its charter)

    New York                                                    11-1719409
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(State or other                                           (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)

One Bulova Avenue, Woodside, N.Y.                              11377-7874
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (718) 204-3300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	  Regulation FD

  On December 1, 2004, the registrant announced that Loews Corporation, the owner of approximately 97% of the registrant's outstanding shares, said that it intends to acquire the 149,998 shares of the registrant that it does not already own at a price of $35.00 per share, payable in cash.

  The acquisition will be accomplished by means of a short-form merger of the registrant with a newly formed, wholly-owned subsidiary of Loews without a vote of the registrant's Board of Directors or Shareholders, as permitted by New York law.

Item 9.01	  Financial Statements and Exhibits

           (c) Exhibits:

           Exhibit No.     Description
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99.1          Bulova Corporation press release, issued December
              1, 2004, announcing that Loews Corporation intends to acquire all publicly held shares of Bulova
              Corporation.



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BULOVA CORPORATION
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                                         (Registrant)



Dated:   December 1, 2004          By:    /s/  Warren Neitzel
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                                         Warren Neitzel
                                         Secretary

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